Exhibit 10.1

THIRD AMENDMENT TO SERVICE AGREEMENT

This Third Amendment to Service Agreement (this “Agreement”), executed on April 17, 2019 (the “Execution Date”) and effective August 1, 2017 (the “Effective Date”), is by and among, TransAtlantic Petroleum Ltd., a Bermuda exempted company, and its subsidiaries (“TransAtlantic”) and Longfellow Energy, LP, a Texas limited partnership (“Longfellow”), Viking Drilling, LLC, a Nevada limited liability company (“Viking”), Riata Management, LLC, an Oklahoma limited liability company (“Riata”), LFN Holdco LLC, a Texas limited liability company (“LFN”), Red Rock Minerals, LP, a Delaware limited partnership (“RRM”), Red Rock Minerals II, LP, a Delaware limited partnership (“RRM II”), Red Rock Advisors, LLC, a Texas limited liability company (“RRA”), Production Solutions International Limited, a Bermuda exempted company (‘PSIL”), and NexLube Operating, LLC, a Delaware limited liability company (“NexLube”), and their subsidiaries (collectively, the “Riata Entities”).

RECITALS:

WHEREAS, on August 6, 2008, TransAtlantic, Longfellow, Viking, Longe Energy Limited, a Bermuda limited liability company (“Longe Energy”), and Riata entered into that certain Service Agreement, dated effective May 1, 2008 (as amended, the “Service Agreement”);

WHEREAS, on February 9, 2009, TransAtlantic Longfellow, Viking, Longe Energy, Medoil Supply LLC, a Texas limited liability company (“MedOil”), and Riata entered into that certain Amendment to Service Agreement, dated effective October 1, 2008;

WHEREAS, on March 20, 2017, TransAtlantic, Longfellow, Viking, Riata, Longfellow Nemaha, LLC, a Texas limited liability company (“Longfellow Nemaha”), RRM, RRA, PSIL, and NexLube entered into that certain Second Amendment to Service Agreement, dated effective March 20, 2017;

WHEREAS, on May 31, 2018 and effective June 5, 2018, each of TransAtlantic and Longfellow Nemaha agreed to terminate their rights with respect to one another under the Service Agreement;

WHEREAS, TransAtlantic and the Riata Entities wish to amend the Service Agreement to remove Longfellow Nemaha as a party and to add LFN and RRM II and their subsidiaries as parties to the Service Agreement and amend certain provisions of the Service Agreement;

WHEREAS, pursuant to the Service Agreement, the Riata Entities may provide certain services to TransAtlantic in connection with TransAtlantic’s operations; and

WHEREAS, pursuant to the Service Agreement, TransAtlantic may provide certain services to the Riata Entities in connection with the Riata Entities’ operations;

NOW, THEREFORE, in consideration of the mutual promises hereinafter set forth and other good and valid consideration, the receipt and sufficiency of which are hereby acknowledged, and subject to the terms and conditions hereof, the parties hereto (collectively, the “Parties” and each individually a “Party”) agree as follows:

1.Longfellow Nemaha is hereby removed as a party to the Service Agreement effective June 5, 2018.

2.LFN is hereby added as a party to the Service Agreement.

3.RRM II is hereby added as a party to the Service Agreement.

4.Section 11.02 of the Service Agreement is hereby amended by deleting subsections (a) and (b) and replacing them with the following:

a.	“If to the Riata Entities:

Riata Management, LLC

Attn: Michael Haynes

16803 North Dallas Parkway

Addison, TX 75001

972.590.9931 – Telephone

972.590.9931 – Facsimile

michael.haynes@riatacg.com”

b.	“If to TransAtlantic:

TransAtlantic Petroleum Corp.

Attn: Tabitha Bailey

16803 North Dallas Parkway

Addison, TX 75001

214.265.4708 – Telephone

214.265.4708 – Facsimile

tabitha.bailey@tapcor.com”

5. Except as modified and amended hereby, the Parties acknowledge and agree that the Service Agreement remains in full force and effect.

IN WITNESS WHEREOF, the Parties have executed and delivered this Agreement as of the date Effective Date hereof.

[Signature Pages to Follow]

TransAtlantic:

TransAtlantic Petroleum Ltd.
A Bermuda exempted company

By: /s/ Tabitha T. Bailey
Tabitha T. Bailey, Vice President

Riata Entities:

Longfellow Energy, LP
A Texas limited partnership
By: Deut 8, LLC, Its General Partner

By: /s/ N. Malone Mitchell 3rd
N. Malone Mitchell 3rd, Manager

Viking Drilling, LLC
A Nevada limited liability company

By: /s/ N. Malone Mitchell 3rd
N. Malone Mitchell 3rd, Manager

Riata Management, LLC
An Oklahoma limited liability company

By: /s/ N. Malone Mitchell 3rd
N. Malone Mitchell 3rd, Manager

LFN Holdco LLC
A Texas limited liability company

By: /s/ N. Malone Mitchell 3rd
N. Malone Mitchell 3rd, Manager

Red Rock Minerals, LP
A Delaware limited partnership By: Red Rock GP, LP Its: General Partner By: Red Rock UGP, LLC Its: General Partner By: Stack Play Minerals Management, LLC Its: Manager

By: /s/ Noah M. Mitchell 4th
Noah M. Mitchell 4th, Manager

Red Rock Minerals II, LP
A Delaware limited partnership By: Red Rock GP, LP Its: General Partner By: Red Rock UGP, LLC Its: General Partner By: Stack Play Minerals Management, LLC Its: Manager

By: /s/ Noah M. Mitchell 4th
Noah M. Mitchell 4th, Manager

Red Rock Advisors, LLC
A Texas limited liability company By: Stack Play Minerals Management, LLC Its: Manager

By: /s/ Noah M. Mitchell 4th
Noah M. Mitchell 4th, Manager

Production Solutions International Limited
A Bermuda exempted company

By: /s/ N. Malone Mitchell 3rd
N. Malone Mitchell 3rd, Director

NexLube Operating, LLC
A Delaware limited liability company By: NexLube Management, LLC Its: Manager

By: /s/ N. Malone Mitchell 3rd
N. Malone Mitchell 3rd, Manager